UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report: January 16, 2019
(Date of earliest event reported)

E*TRADE Financial Corporation
(Exact name of Registrant as Specified in its Charter)

Delaware	001-11921	94-2844166
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

671 N. Glebe Road, Arlington, Virginia 22203
(Address of Principal Executive Offices and Zip Code)

(646) 521-4340
(Registrant’s Telephone Number, including Area Code)

11 Times Square, New York, New York 10036
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	ETFC	The Nasdaq Stock Market LLC NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                                                                          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01.	Regulation FD Disclosure
Following discussions with investors, E*TRADE Financial Corporation (the “Company”) has become aware of a perception that the Company’s change in control arrangements with its executives (“CiC Arrangements”) do not provide appropriate incentives in the event of a change in control. The Board and its Compensation Committee have reviewed the CiC Arrangements with the input of the Compensation Committee’s independent compensation consultant, who benchmarked severance practices of the Company's peers. While the CiC Arrangements were within the range of practices of its peer group, the Board and its Compensation Committee determined to enhance the CiC Arrangements in response to investor input. The Board and its Compensation Committee sought to do so in a manner that compares reasonably to the Company’s peer group and remains within the guidance established by leading institutional investors and advisory firms.

The information appearing in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference into any filing thereunder or under the Securities Act of 1933 unless expressly set forth by specific reference in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On January 16, 2020, the Company adopted a policy applicable to Michael Pizzi (Chief Executive Officer), Chad Turner (Chief Financial Officer) and each of the executives expected to be a “named executive officer” for purposes of the Company’s 2020 annual proxy statement providing that if the executive incurs an involuntary termination following a change in control, then the executive would receive an amount equal to 2.99 times the sum of the executive’s (a) annual base salary and (b) annual target cash bonus. Consistent with existing compensation arrangements, the executive would also receive a pro-rated cash bonus in the year of termination following a change in control and the equity awards held by the executives would continue to accelerate or be delivered in accordance with the applicable respective equity grant agreements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 17, 2020

E*TRADE FINANCIAL CORPORATION

By:	/s/	Lori S. Sher
Lori S. Sher
Corporate Secretary